SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2010 (November 16, 2010)

CASCADE BANCORP
(Exact name of Registrant as specified in its charter)

Oregon	0-23322	93-1034484
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

1100 NW Wall Street
Bend, Oregon 97701
(Address of principal executive offices)
(Zip Code)

(541) 385-6205
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K file is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01          OTHER EVENTS.

On November 16, 2010,  Cascade Bancorp (NASDAQ: CACB) issued a press release announcing that it had entered into Securities Purchase Agreements for the purchase and sale of approximately $177 million of shares of its common stock (the “Private Offerings”).  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Also on November 16, 2010, Cascade Bancorp announced the Private Offerings to its employees by means of a Web-based presentation.  A copy of that presentation is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

This communication and the Exhibits attached hereto and incorporated herein by reference may be deemed to be solicitation material in respect of the Private Offerings.  In connection with the proposed Private Offerings, Cascade Bancorp intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A, which will be mailed to shareholders of Cascade Bancorp.

Cascade Bancorp shareholders are urged to read all relevant documents filed with the SEC, including the proxy statement, because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement (when available), as well as other filed documents, without charge, at the SEC’s web site (http://www.sec.gov). Investors and security holders will be able to obtain free copies of the proxy statement (when available), as well as certain other filed documents, without charge on the Internet at www.botc.com under the About Us tab, under Investor Relations, under SEC Filings.  Copies of Cascade Bancorp’s filings of Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC may be obtained by mail without charge from Gregory D. Newton, EVP/Chief Financial Officer, Cascade Bancorp, P.O. Box 369, Bend, Oregon 97709, or e-mail cascades@botc.com.

Cascade Bancorp and its directors and officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the shareholders of Cascade Bancorp with respect to the proposed Private Offerings.  More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed Private Offerings. Information regarding Cascade Bancorp’s directors and executive officers is also available in Cascade Bancorp’s definitive proxy statement for its 2010 Annual Meeting of Shareholders filed with the SEC on March 15, 2010. These documents are available free of charge at the SEC’s web site at http://www.sec.gov and at www.botc.com under the About Us tab, under Investor Relations, under SEC Filings.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements about Cascade Bancorp’s plans and anticipated results of operations and financial condition. These statements include, but are not limited to, our plans, objectives, expectations and intentions and are not statements of historical fact.  When used in this report, the word “expects,” “believes,” “anticipates,” “could,” “may,” “will,” “should,” “plan,” “predicts,” “projections,” “continue” and other similar expressions constitute forward-looking statements, as do any other statements that expressly or implicitly predict future events, results or performance, and such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Certain risks and uncertainties and the Company’s success in managing such risks and uncertainties may cause actual results to differ materially from those projected, including among others, the risk factors described in our quarterly report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) for the quarter ended September 30, 2010, as well as the following factors: the investment transactions described in this report may not be completed in a timely manner or at all; our inability to comply in a timely manner with the cease and desist order with the Federal Deposit Insurance Corporation (“FDIC”) and the Oregon Division of Finance and Corporate Securities (“DFCS”) and the written agreement entered into with the Federal Reserve Bank and DFCS, under which we are currently operating, could lead to further regulatory sanctions or orders, which could further restrict our operations and negatively affect our results of operations and financial condition; local and national economic conditions could be less favorable than expected or could have a more direct and pronounced effect on us than expected and adversely affect our results of operations and financial condition; the local housing/real estate market could continue to decline for a longer period than we anticipate; the risks presented by a continued economic recession, which could continue to adversely affect credit quality, collateral values, including real estate collateral and OREO properties, investment values, liquidity and loan originations, reserves for loan losses and charge offs of loans and loan portfolio delinquency rates and may be exacerbated by our concentration of operations in the States of Oregon and Idaho generally, and the Oregon communities of Central Oregon, Northwest Oregon, Southern Oregon and the greater Boise area, specifically; we may be compelled to seek additional capital in the future to augment capital levels or ratios or improve liquidity, but capital or liquidity may not be available when needed or on acceptable terms; interest rate changes could significantly reduce net interest income and negatively affect funding sources; competition among financial institutions could increase significantly; competition or changes in interest rates could negatively affect net interest margin, as could other factors listed from time to time in the Company’s SEC reports; the reputation of the financial services industry could further deteriorate, which could adversely affect our ability to access markets for funding and to acquire and retain customers; and current regulatory requirements, changes in regulatory requirements and legislation and our inability to meet those requirements, including capital requirements and increases in our deposit insurance premium, could adversely affect the businesses in which we are engaged, our results of operations and financial condition.

These forward-looking statements speak only as of the date of this report. The Company undertakes no obligation to publish revised forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date hereof.  Readers should carefully review all disclosures filed by the Company from time to time with the SEC.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit 99.1 Press Release dated November 16, 2010

Exhibit 99.2 Employee presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

CASCADE BANCORP

By:	/s/ Patricia L. Moss
Patricia L. Moss
President & CEO

Date:        November 17, 2010